SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

January 18, 2006

Date of Report

(Date of Earliest Event Reported)

Synovus Financial Corp.

(Exact Name of Registrant as Specified in its Charter)

Georgia (State of Incorporation)	1-10312 (Commission File Number)	58-1134883 (IRS Employer Identification No.)

1111 Bay Avenue, Suite 500, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

(706) 649-2267

(Registrant's telephone number, including area code)

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 18, 2006, the Compensation Committee of the Board of Directors of Synovus Financial Corp. (“Registrant”) adopted the form of Stock Option Agreement and the form of Restricted Stock Award Agreement to be used by Registrant in connection with future option and restricted stock award grants made pursuant to the Synovus Financial Corp. 2002 Long-Term Incentive Plan. The form of agreements are attached hereto as Exhibits 10.1 and 10.2 and are incorporated by reference herein.

The Synovus Financial Corp. 2002 Long-Term Incentive Plan is filed as Exhibit 10.4 to Registrant’s Annual Report on Form 10-K for the year ended December 31, 2001.

Item 2.02	Results of Operations and Financial Condition.

On January 18, 2006, Registrant issued a press release and will hold an investor call and webcast to disclose financial results for the year ended December 31, 2005. The press release and Supplemental Information for use at this investor call are attached and filed herewith as Exhibits 99.1 and 99.2 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

See Item 2.02 above.

Item 9.01	Financial Statements and Exhibits.

	(c)	Exhibits
	Exhibit No.	Description
	10.1	Form of Stock Option Agreement for the Synovus Financial Corp. 2002 Long-Term Incentive Plan
	10.2	Form of Restricted Stock Award Agreement for the Synovus Financial Corp. 2002 Long-Term Incentive Plan
	99.1	Registrant's press release dated January 18, 2006 (filed for purposes of Item 2.02)
	99.2	Supplemental Information prepared for use with the press release (filed for purposes of Item 2.02)

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOVUS FINANCIAL CORP. ("Registrant")

Dated: January 18, 2006	By:/s/ Kathleen Moates Kathleen Moates Senior Deputy General Counsel

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